EXHIBIT 10.2 (c)
AMENDMENT NO. 4 TO
LOAN AND SECURITY AGREEMENT
          This Amendment No. 4 to Loan and Security Agreement (this “Amendment”) dated as of July 31, 2006, is by and among Borrowers (as defined below), the Lenders and Bank of America, N.A., successor to Fleet Capital Corporation, as Agent for the Lenders who are from time to time party to that certain Loan and Security Agreement (as amended from time to time, and as amended hereby, the “Loan Agreement”) dated as of October 8, 2003, by and among Neenah Foundry Company, a Wisconsin corporation (“Neenah”), as a Borrower, the Subsidiaries of Neenah that are party thereto as Borrowers (Neenah and such Subsidiaries are collectively, “Borrowers” and each, a “Borrower”), Fleet Capital Corporation, as Agent and as a Lender, Wachovia Capital Finance Corporation (Central), f/k/a Congress Financial Corporation (Central), as Syndication Agent and as a Lender, General Electric Capital Corporation, as Documentation Agent and as a Lender, and the other Lenders party thereto. All capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the same meanings herein as in the Loan Agreement.
          Borrowers have requested that Agent and Lenders agree to amend the Loan Agreement to provide that post-petition Accounts owing by Dana Corporation not be excluded from Eligible Accounts solely on the basis of the fact that Dana Corporation is subject to a proceeding under the federal bankruptcy laws. Subject to each of the terms and conditions set forth herein, Agent and Lenders have agreed to the request described above.
          Now, therefore, the parties hereto hereby agree as follows:
          1. Amendment. Subject to the prior satisfaction of the conditions set forth in Section 2 of this Amendment, and in reliance on the representations and warranties set forth in Section 3 of this Amendment, the parties hereto agree to amend clause (vi) in the definition of the term Eligible Accounts contained in Appendix A to the Loan Agreement by amending and restating the first line thereof to read as follows:
“(vi) the Account Debtor (other than Dana Corporation relating to Accounts arising from Dana Corporation on a post-petition basis) has commenced a voluntary case under the”
          2. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the prior satisfaction of the following conditions:
          (a) Agent shall have received an execution version of this Amendment signed by Borrowers, Agent and all Lenders; and
          (b) no Default or Event of Default shall be in existence.

          3. Representations and Warranties. To induce Agent and the Lenders to execute and deliver this Amendment, each Borrower hereby represents and warrants to Lenders that, after giving effect to this Amendment:
          (a) All representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date);
          (b) No Default or Event of Default has occurred and is continuing; and
          (e) The execution and delivery by such Borrower of this Amendment does not require the consent or approval of any Person, except such consents and approvals as have been obtained.
          4. Scope. This Amendment shall have the effect of amending the Loan Agreement and the other Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective term.
          5. Reaffirmation and Confirmation. Each Borrower hereby ratifies, affirms, acknowledges and agrees that the Loan Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of such Borrower, and each Borrower further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Loan Agreement or any of the Loan Documents. Each Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Borrower in all respects.
          6. Counterparts. This Amendment may be executed in counterpart and by different parties hereto in separate counterparts, each of which, when taken together, shall constitute but one and the same instrument.
          7. Expenses. All of Agent’s reasonable costs and expenses, including, without limitation, attorney’s fees, incurred in connection with the preparation of this Amendment and all related documents shall be paid by Borrowers upon the request of Agent.

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.

BORROWERS:

NEENAH FOUNDRY COMPANY

By	/s/ Gary LaChey Gary LaChey
Its	Corporate Vice President and Chief Financial Officer

DEETER FOUNDRY, INC.

By	/s/ Gary LaChey

Gary LaChey
Its	Corporate Vice President and Chief Financial Officer

MERCER FORGE CORPORATION

By	/s/ Gary LaChey

Gary LaChey
Its	Corporate Vice President and Chief Financial Officer

DALTON CORPORATION

By	/s/ Gary LaChey

Gary LaChey
Its	Corporate Vice President and Chief Financial Officer

DALTON CORPORATION, STRYKER MACHINING FACILITY CO.

By	/s/ Gary LaChey

Gary LaChey
Its	Corporate Vice President and Chief Financial Officer
Signature Page to Amendment No. 4 to Loan and Security Agreement.

DALTON CORPORATION, WARSAW MANUFACTURING FACILITY

By	/s/ Gary LaChey Gary LaChey
Its	Corporate Vice President and Chief Financial Officer

ADVANCED CAST PRODUCTS, INC.

By	/s/ Gary LaChey

Gary LaChey
Its	Corporate Vice President and Chief Financial Officer

GREGG INDUSTRIES, INC.

By	/s/ Gary LaChey

Gary LaChey
Its	Corporate Vice President and Chief Financial Officer

A & M SPECIALTIES, INC.

By	/s/ Gary LaChey

Gary LaChey
Its	Corporate Vice President and Chief Financial Officer

NEENAH TRANSPORT, INC.

By	/s/ Gary LaChey

Gary LaChey
Its	Corporate Vice President and Chief Financial Officer
Signature Page to Amendment No. 4 to Loan and Security Agreement.

DALTON CORPORATION, KENDALLVILLE MANUFACTURING FACILITY

By	/s/ Gary LaChey Gary LaChey
Its	Corporate Vice President and Chief Financial Officer

BANK OF AMERICA, N.A., successor to FLEET CAPITAL CORPORATION, as Agent and as a Lender

By	/s/ Robert Lund

Its	Senior Vice President

WACHOVIA CAPITAL FINANCE
CORPORATION (CENTRAL), f/k/a CONGRESS
FINANCIAL CORPORATION (CENTRAL),
as Syndication Agent and as a Lender

By	/s/ Laura Wheeland

Its	Vice President

GENERAL ELECTRIC CAPITAL
CORPORATION, as Documentation Agent and as a Lender

By:	/s/ Bond Harberts

Bond Harberts
Its:	Duly Authorized Signatory

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By	/s/ Eustachio Bruno

Eustachio Bruno
Its	Assistant Vice President